HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

HILLMAN VALUE FUND

Supplement dated December 11, 2019
to the Summary Prospectus and Prospectus, each dated February 1, 2019, as revised

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus and Prospectus for the Hillman Value Fund (the “Fund”).

Change in the Fund’s Investment Objective
Effective February 10, 2020, the Fund’s investment objective is changed to the following: The Fund seeks to provide long-term total return from a combination of income and capital gains.

For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain copies of the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference